Exhibit 99.2

Old National Bancorp Financial Trends Second Quarter 2009 July 27, 2009
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322
or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -All share and per share data have been adjusted for stock dividends.
 -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Second Quarter 2009

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$79.4	$74.9	$62.5	Net Income	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6
—	—	0.3	Preferred Dividend and Amort on Preferred Stock	—	—	—	0.3	3.9	—
79.4	74.9	62.2	Net Income Available to Common Shareholders	19.3	19.5	17.0	6.3	5.5	9.6

			Diluted EPS
$1.20	$1.14	$0.95	Net Income Available to Common Shareholders	$0.29	$0.30	$0.26	$0.10	$0.08	$0.15

			Ratios — Net Income
12.43%	11.67%	9.49%	Return on Average Common Equity	11.51%	11.58%	10.50%	4.05%	3.43%	6.02%
0.97%	0.94%	0.82%	Return on Average Assets	1.01%	1.03%	0.90%	0.35%	0.47%	0.47%
68.54%	71.01%	69.18%	Efficiency Ratio	63.87%	68.37%	70.03%	74.79%	72.20%	77.50%
3.15%	3.28%	3.82%	Net Interest Margin (FTE)	3.68%	3.85%	3.79%	3.96%	3.63%	3.59%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
11.1%	10.6%	12.7%	Tier 1	11.0%	11.2%	11.4%	12.7%	9.9%	10.2%
14.5%	13.3%	15.1%	Total	13.8%	14.1%	14.3%	15.1%	12.2%	12.6%
8.0%	7.7%	9.5%	Leverage Ratio (to Average Assets)	8.0%	8.2%	8.3%	9.5%	7.3%	7.1%

7.81%	8.04%	8.67%	Total Equity to Assets (Averages)	8.75%	8.86%	8.57%	8.48%	9.32%	7.79%
6.34%	6.03%	5.81%	Tangible Common Equity to Tangible Assets (3)	6.44%	6.21%	6.06%	5.81%	5.23%	5.51%

			Per Common Share Data:
0.84	1.11	0.69	Cash Dividends Declared (1)	—	0.23	0.23	0.23	0.23	0.07
70%	97%	73%	Dividend Payout Ratio (1)	—	77%	89%	228%	274%	48%
9.66	9.86	9.55	Common Book Value (EOP)	10.20	9.80	9.59	9.56	9.51	9.55
18.92	14.96	18.16	Market Value (EOP)	18.00	14.26	20.02	18.16	11.17	9.82
7.64	6.98	6.74	Tangible Common Book Value (3)	7.33	6.95	6.75	6.74	6.42	6.48

			Other Statistics
2,568	2,494	2,507	Full Time Equivalent Employees (2)	2,478	2,499	2,489	2,507	2,513	2,875
FTE — Fully taxable equivalent basis
EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	1st quarter 2009 doesn’t include Charter associates who joined on March 20, 2009.

(3)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Six Months		Change			Second Quarter		Change
2009	2008	$	%		2009	2008	$	%
$188.6	$210.5	$(21.9)	-10.4%	Interest Income (FTE)	$94.7	$102.0	$(7.2)	-7.1%
57.2	80.4	(23.2)	-28.8%	Less: Interest Expense	28.4	36.0	(7.6)	-21.1%

131.4	130.1	1.3	1.0%	Net Interest Income (FTE)	66.3	65.9	0.4	0.6%

8.1	9.5	(1.4)	-14.7%	Wealth Management Fees	4.3	4.9	(0.7)	-13.3%
26.4	21.5	4.8	22.5%	Service Charges on Deposit Accounts	15.7	11.3	4.4	38.9%
9.6	8.5	1.0	12.3%	ATM Fees	5.4	4.5	0.9	21.0%
3.5	2.6	0.9	34.1%	Mortgage Banking Revenue	1.8	1.4	0.4	28.7%
20.3	21.4	(1.1)	-4.9%	Insurance Premiums and Commissions	8.9	9.3	(0.4)	-4.3%
4.5	5.1	(0.6)	-12.4%	Investment Product Fees	2.2	2.4	(0.2)	-6.6%
1.1	5.5	(4.4)	-79.7%	Company-owned Life Insurance	0.4	2.8	(2.3)	-84.7%
7.8	10.7	(2.9)	-26.8%	Other Income	4.0	5.2	(1.3)	-24.1%

81.2	84.8	(3.6)	-4.2%	Total Fees, Service Charges & Other Rev.	42.7	41.7	0.9	2.2%

5.6	6.6	(1.0)	-14.6%	Gains (Losses) Sales of Securities (1)	2.4	2.1	0.4	18.0%
1.0	(1.0)	2.0	N/M	Gains (Losses) Derivatives	0.5	(0.3)	0.8	N/M

87.8	90.4	(2.5)	-2.8%	Total Noninterest Income	45.6	43.5	2.1	4.8%

219.2	220.5	(1.3)	-0.6%	Total Revenues (FTE)	111.9	109.5	2.5	2.3%

87.9	85.5	2.4	2.8%	Salaries and Employee Benefits	45.2	43.2	2.0	4.7%
22.6	19.2	3.4	18.0%	Occupancy	12.0	9.6	2.5	26.2%
5.0	5.1	(0.1)	-1.6%	Equipment	2.7	2.5	0.2	7.0%
4.6	4.7	(0.1)	-1.7%	Marketing	2.6	2.7	(0.0)	-1.2%
10.2	9.6	0.7	7.2%	Data Processing	5.4	4.9	0.4	8.6%
5.4	4.5	0.9	19.9%	Communication	2.9	2.2	0.7	29.7%
4.8	3.5	1.2	33.8%	Professional Fees	2.1	1.9	0.2	11.5%
2.0	3.0	(1.0)	-32.3%	Loan Expenses	1.2	1.7	(0.6)	-34.0%
2.5	1.6	0.9	52.0%	Supplies	1.2	0.7	0.4	55.1%
8.4	0.6	7.8	N/M	FDIC Assessment	6.3	0.3	6.0	N/M
10.7	8.5	2.3	26.7%	Other Expense	5.2	5.1	0.1	1.6%

164.2	145.8	18.4	12.7%	Total Noninterest Expense	86.8	74.8	11.9	15.9%

29.3	27.6	1.7	6.0%	Provision for loan losses	12.0	5.7	6.3	110.0%

25.7	47.1	(21.4)	-45.4%	Income before Income Taxes (FTE)	13.2	28.9	(15.7)	-54.3%

(4.7)	(0.7)	(4.1)	N/M	Income Taxes	(2.0)	4.8	(6.8)	-140.9%
11.4	9.0	2.4	27.0%	FTE Adjustment	5.6	4.6	1.0	21.0%

6.7	8.3	(1.6)	-19.5%	Total Taxes (FTE)	3.6	9.4	(5.9)	-62.1%

$19.0	$38.8	$(19.8)	-50.9%	Net Income	$9.6	$19.5	$(9.8)	-50.5%

				Diluted EPS
$0.23	$0.59	$(0.36)	-61.0%	Net Income Avail to Common Shareholders	$0.15	$0.30	$(0.15)	-50.7%

				Average Common Shares Outstanding (000’s)
65,872	65,631	240	0.4%	Basic	65,950	65,640	310	0.5%
65,916	65,784	131	0.2%	Diluted	65,999	65,812	187	0.3%

66,433	66,206	227	0.3%	Common Shares Outstanding (EOP) (000’s)	66,433	66,206	227	0.3%

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

N/M = Not meaningful

(1) Includes $2.4 million and $7.9 million in 1Q09 and 2Q09, respectively, for Other Than Temporary Impairment (OTTI)

Old National Bancorp
NET INCOME TRENDS
Second Quarter 2009
($ In Millions except EPS information)

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$471.2	$478.5	$411.8	Interest Income (FTE)	$108.5	$102.0	$100.6	$100.8	$93.8	$94.7
239.0	242.2	149.2	Less: Interest Expense	44.3	36.0	36.1	32.7	28.8	28.4

232.2	236.4	262.7	Net Interest Income (FTE)	64.2	65.9	64.5	68.0	65.1	66.3

19.5	18.7	17.4	Wealth Management Fees	4.6	4.9	4.2	3.7	3.8	4.3
42.3	44.8	45.2	Service Charges on Deposit Accounts	10.2	11.3	11.8	11.8	10.7	15.7
12.1	14.5	17.2	ATM Fees	4.0	4.5	4.5	4.2	4.1	5.4
4.1	4.4	5.1	Mortgage Banking Revenue	1.2	1.4	1.4	1.1	1.7	1.8
41.5	39.0	39.2	Insurance Premiums and Commissions	12.1	9.3	8.8	9.0	11.4	8.9
8.7	10.7	9.5	Investment Product Fees	2.7	2.4	2.3	2.0	2.2	2.2
9.0	9.8	9.2	Company-owned Life Insurance	2.8	2.8	2.9	0.7	0.7	0.4
13.8	16.1	17.9	Other Income	5.3	5.2	3.2	4.0	3.8	4.0

150.9	158.0	160.6	Total Fees, Service Charges & Other Rev.	43.0	41.7	39.1	36.6	38.6	42.7

1.5	(3.0)	7.6	Gains (Losses) Sales of Securities (1)	4.5	2.1	0.0	0.9	3.2	2.4
1.5	0.2	(1.1)	Gains (Losses) Derivatives	(0.6)	(0.3)	(0.2)	0.0	0.5	0.5

153.9	155.1	167.0	Total Noninterest Income	46.9	43.5	39.0	37.6	42.2	45.6

386.2	391.5	429.6	Total Revenues (FTE)	111.1	109.5	103.5	105.6	107.3	111.9

157.6	163.7	167.8	Salaries and Employee Benefits	42.3	43.2	40.5	41.8	42.7	45.2
19.9	26.5	39.7	Occupancy	9.6	9.6	9.8	10.6	10.6	12.0
12.7	11.1	9.5	Equipment	2.6	2.5	2.4	2.0	2.3	2.7
10.4	8.4	9.6	Marketing	2.0	2.7	3.1	1.8	2.0	2.6
18.0	19.2	19.0	Data Processing	4.6	4.9	4.8	4.7	4.9	5.4
9.2	9.3	9.3	Communication	2.3	2.2	2.3	2.4	2.6	2.9
7.6	7.7	7.2	Professional Fees	1.7	1.9	1.7	1.9	2.6	2.1
5.7	6.0	6.6	Loan Expenses	1.3	1.7	1.9	1.7	0.9	1.2
3.4	3.5	3.3	Supplies	0.9	0.7	0.8	0.9	1.3	1.2
0.9	0.9	1.5	FDIC Assessment	0.3	0.3	0.3	0.6	2.1	6.3
19.3	21.7	23.9	Other Expense	3.3	5.1	5.0	10.5	5.5	5.2

264.7	278.0	297.2	Total Noninterest Expense	70.9	74.8	72.5	79.0	77.5	86.8

7.0	4.1	51.5	Provision for Loan Losses	21.9	5.7	6.8	17.0	17.3	12.0

114.5	109.4	80.9	Income before Income Taxes (FTE)	18.2	28.9	24.2	9.6	12.5	13.2

15.6	17.3	(0.9)	Income Taxes	(5.5)	4.8	2.3	(2.5)	(2.7)	(2.0)
19.5	17.2	19.3	FTE Adjustment	4.4	4.6	4.9	5.5	5.9	5.6

35.1	34.5	18.4	Total Taxes (FTE)	(1.1)	9.4	7.1	3.0	3.1	3.6

$79.4	$74.9	$62.5	Net Income	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6

			Diluted EPS
$1.20	$1.14	$0.95	Net Income Avail to Common Shareholders	$0.29	$0.30	$0.26	$0.10	$0.08	$0.15

66,226	65,684	65,660	Average Basic Common Shares (000’s)	65,623	65,640	65,645	65,730	65,793	65,950
66,261	65,750	65,776	Average Diluted Common Shares (000’s)	65,754	65,812	65,790	65,922	65,882	65,999

FTE — Fully taxable equivalent basis

(1)	Includes $2.4 million and $7.9 million in 1Q09 and 2Q09, respectively, for Other Than Temporary Impairment (OTTI)

Old National Bancorp
Balance Sheet (EOP)
Second Quarter 2009
($ in Millions)

						Change from Prior Year
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009 vs. 6/30/2008		12/31/2007	12/31/2006
						$	%
Assets
Investments:
Treasury & Gov’t Sponsored Agencies	$831.6	$1,019.6	$389.3	$319.8	$333.2	$498.4	149.6%	$688.9	$680.2
Mortgage-backed Securities	1,029.7	1,131.2	1,172.6	1,203.6	1,105.3	(75.6)	-6.8%	1,048.8	1,147.0
States & Political Subdivisions	522.7	485.1	482.2	327.4	328.0	194.7	59.4%	294.9	273.3
Other Securities	215.6	208.5	221.7	219.4	260.8	(45.2)	-17.3%	275.9	275.7
Fed Funds Sold & Resell Agreements	—	—	0.0	9.3	1.2	(1.2)	-100.0%	—	283.5
Money Market Investments	62.5	42.6	30.1	18.6	10.3	52.3	N/M	8.5	4.1

Total Investments	2,662.2	2,887.0	2,295.9	2,098.0	2,038.8	623.4	30.6%	2,317.0	2,663.7

Residential Real Estate Loans Held for Sale	25.2	19.6	17.2	11.1	16.6	8.6	51.9%	13.0	16.6
Leases Held for Sale	370.2	—	—	—	—	370.2	N/M	—	—
Loans:
Commercial Loans & Leases	1,422.6	1,809.4	1,898.0	1,799.8	1,826.1	(403.5)	-22.1%	1,694.7	1,629.9
Commercial & Agriculture Real Estate	1,124.4	1,133.9	1,154.9	1,170.8	1,196.5	(72.1)	-6.0%	1,270.4	1,386.4
Consumer:
Home Equity	271.9	270.5	270.0	262.0	252.2	19.6	7.8%	250.1	284.8
Other Consumer Loans	883.9	919.2	941.0	941.3	935.9	(52.0)	-5.6%	937.6	914.1

Subtotal of Commercial & Consumer Loans	3,702.8	4,133.0	4,263.8	4,173.8	4,210.7	(508.0)	-12.1%	4,152.9	4,215.1
Residential Real Estate	448.4	488.5	496.5	508.1	516.0	(67.6)	-13.1%	533.4	484.9

Total Loans	4,151.2	4,621.5	4,760.4	4,681.9	4,726.7	(575.5)	-12.2%	4,686.4	4,700.0

Total Earning Assets	7,208.9	7,528.1	7,073.4	6,791.1	6,782.2	426.7	6.3%	7,016.3	7,380.3

Allowance for Loan Losses	(70.1)	(71.8)	(67.1)	(63.5)	(62.1)	8.0	12.9%	(56.5)	(67.8)
Nonearning Assets:
Cash and Due from Banks	146.7	131.5	162.9	166.1	223.1	(76.4)	-34.2%	255.2	210.3
Premises & Equipment	58.7	58.6	44.6	46.7	44.3	14.4	32.5%	48.7	122.9
Goodwill & Intangible Assets	204.0	205.6	186.8	187.8	188.7	15.3	8.1%	191.0	134.2
Company-owned Life Insurance	224.2	223.8	223.1	222.4	219.7	4.6	2.1%	214.5	198.0
Other Assets	239.7	280.2	250.1	217.8	206.0	33.7	16.4%	176.9	171.6

Total Nonearning Assets	873.4	899.7	867.6	840.7	881.7	(8.3)	-0.9%	886.3	837.0

Total Assets	$8,012.2	$8,356.1	$7,873.9	$7,568.3	$7,601.8	$410.4	5.4%	$7,846.1	$8,149.5

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,045.6	$1,039.3	$888.6	$845.7	$858.6	$187.0	21.8%	$855.4	$877.9
NOW Accounts	1,297.2	1,257.5	1,292.6	1,223.0	1,322.7	(25.5)	-1.9%	1,410.7	1,449.2
Savings Accounts	928.9	918.8	874.6	923.2	900.6	28.3	3.1%	774.1	437.7
Money Market Accounts	452.0	522.8	420.8	448.7	483.2	(31.2)	-6.5%	562.1	925.3
Other Time under $100,000	1,340.3	1,335.2	1,224.2	1,209.8	1,191.2	149.1	12.5%	1,283.0	1,369.0
Other Time $100,000 & over	664.7	671.7	550.0	504.6	470.3	194.4	41.3%	562.1	932.6

Total Core Deposits	5,728.6	5,745.4	5,250.8	5,155.0	5,226.5	502.1	9.6%	5,447.4	5,991.6
Brokered CD’s	69.9	109.4	171.5	191.3	145.9	(76.0)	-52.1%	216.0	329.9

Total Deposits	5,798.5	5,854.7	5,422.3	5,346.2	5,372.4	426.1	7.9%	5,663.4	6,321.5

Short-term Borrowings	542.4	827.1	649.6	541.6	575.3	(32.9)	-5.7%	638.2	312.9
Long-term Borrowings	810.3	810.0	834.9	837.3	783.4	26.9	3.4%	656.7	747.5

Total Borrowed Funds	1,352.7	1,637.0	1,484.5	1,379.0	1,358.7	(6.0)	-0.4%	1,295.0	1,060.5

Accrued Expenses & Other Liabilities	226.4	232.5	236.2	207.8	221.7	4.7	2.1%	234.9	125.2

Total Liabilities	7,377.6	7,724.3	7,143.0	6,932.9	6,952.8	424.8	6.1%	7,193.2	7,507.1

Preferred Stock & Surplus	—	—	97.4	—	—	—	N/M	—	—
Common Stock, Surplus & Retained Earnings	683.3	679.2	687.0	692.0	689.4	(6.2)	-0.9%	664.2	667.5
Other Comprehensive Income	(48.7)	(47.5)	(53.5)	(56.7)	(40.4)	(8.3)	-20.5%	(11.3)	(25.1)

Total Shareholders Equity	634.6	631.8	730.9	635.4	649.0	(14.4)	-2.2%	652.9	642.4

Total Liabilities & Shareholders Equity	$8,012.2	$8,356.1	$7,873.9	$7,568.3	$7,601.8	$410.4	5.4%	$7,846.1	$8,149.5

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
			Investments:
$584.3	$636.8	$439.1	Treasury & Gov’t Sponsored Agencies	$653.4	$405.7	$356.5	$340.9	$551.0	$935.8
1,215.0	1,112.9	1,130.7	Mortgage-backed Securities	1,059.5	1,132.1	1,146.8	1,184.2	1,163.5	1,087.0
408.5	263.7	329.4	States & Political Subdivisions	287.6	310.6	327.4	392.0	504.9	511.5
254.6	268.6	251.4	Other Securities	276.2	265.8	252.1	211.7	220.7	212.9
72.8	109.5	1.6	Fed Funds Sold & Resell Agreements	0.0	0.4	3.5	2.5	0.0	—
14.8	7.7	20.3	Money Market Investments	12.4	31.6	18.1	19.3	33.2	39.5

2,550.0	2,399.1	2,172.6	Total Investments	2,289.1	2,146.2	2,104.3	2,150.7	2,473.4	2,786.8

			Loans:
1,592.3	1,679.6	1,779.4	Commercial Loans & Leases (1)	1,710.3	1,772.9	1,800.9	1,833.6	1,840.1	1,813.1
1,466.2	1,374.7	1,205.1	Commercial & Agriculture Real Estate	1,251.2	1,218.7	1,182.3	1,168.2	1,148.9	1,132.0
			Consumer:
307.1	267.1	254.9	Home Equity	248.3	249.6	256.2	265.5	271.2	271.8
929.7	937.4	935.7	Other Consumer Loans	933.0	932.3	937.7	939.8	933.4	900.9

4,295.3	4,258.8	4,175.1	Subtotal of Commercial & Consumer Loans	4,142.9	4,173.5	4,177.0	4,207.1	4,193.7	4,117.8
527.9	556.0	528.0	Residential Real Estate (1)	542.0	535.9	523.2	511.2	510.4	491.3

4,823.1	4,814.9	4,703.1	Total Loans (1)	4,684.9	4,709.3	4,700.1	4,718.3	4,704.1	4,609.1

7,373.1	7,214.0	6,875.7	Total Earning Assets	6,973.9	6,855.5	6,804.5	6,868.9	7,177.4	7,395.9

(76.5)	(68.2)	(62.0)	Allowance for Loan Losses	(56.1)	(67.9)	(62.0)	(62.0)	(67.2)	(72.2)
876.7	839.2	804.1	Nonearning Assets	764.1	806.3	821.2	824.8	813.6	887.7

$8,173.4	$7,985.0	$7,617.8	Total Assets	$7,682.0	$7,594.0	$7,563.6	$7,631.7	$7,923.9	$8,211.4

			Liabilities & Equity
$800.7	$828.5	$835.0	Noninterest-bearing Demand Deposits	$811.2	$824.9	$841.9	$861.8	$904.1	$1,026.8
1,429.8	1,490.4	1,249.5	NOW Accounts	1,310.8	1,264.7	1,204.7	1,217.7	1,239.0	1,261.6
441.3	622.4	886.4	Savings Accounts	828.4	906.3	922.6	888.1	878.2	933.9
886.2	758.6	487.5	Money Market Accounts	541.0	498.1	473.4	437.5	425.5	483.0
2,277.9	2,134.9	1,696.4	Other Time	1,737.3	1,593.5	1,694.6	1,760.2	1,854.1	2,011.2

5,835.8	5,834.7	5,154.7	Total Core Deposits	5,228.7	5,087.6	5,137.2	5,165.4	5,300.8	5,716.5

338.4	291.5	170.7	Brokered CD’s	196.8	112.8	187.0	186.2	161.4	90.0

6,174.2	6,126.2	5,325.4	Total Deposits	5,425.5	5,200.4	5,324.2	5,351.6	5,462.2	5,806.5

402.2	461.8	616.9	Short-term Borrowings	625.4	679.6	568.4	594.4	660.5	721.6
835.6	615.9	810.1	Long-term Borrowings	754.7	832.5	817.8	835.2	834.6	809.9

1,237.8	1,077.7	1,427.0	Total Borrowed Funds	1,380.1	1,512.1	1,386.2	1,429.6	1,495.1	1,531.4

123.0	139.3	205.2	Accrued Expenses & Other Liabilities	204.2	208.6	205.1	203.0	227.9	233.5

7,535.1	7,343.1	6,957.7	Total Liabilities	7,009.7	6,921.1	6,915.5	6,984.3	7,185.2	7,571.4

—	—	5.2	Preferred Stock & Surplus	—	—	—	21.0	96.4	—
666.2	666.8	688.7	Common Stock, Surplus & Retained Earnings	675.9	688.7	695.0	695.2	687.5	680.9
(27.8)	(25.0)	(33.7)	Other Comprehensive Income	(3.6)	(15.8)	(46.9)	(68.7)	(45.2)	(41.0)

638.4	641.8	660.2	Total Shareholders Equity	672.3	672.9	648.1	647.5	738.7	640.0

$8,173.4	$7,985.0	$7,617.8	Total Liabilities & Shareholders Equity	$7,682.0	$7,594.0	$7,563.6	$7,631.7	$7,923.9	$8,211.4

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
			Investments:
4.55%	5.07%	4.90%	Treasury & Gov’t Sponsored Agencies	4.66%	4.97%	5.03%	5.14%	4.80%	4.52%
4.55%	4.68%	5.01%	Mortgage-backed Securities	4.79%	5.03%	5.07%	5.14%	5.16%	5.18%
6.93%	7.07%	6.91%	States & Political Subdivisions	6.85%	6.76%	6.80%	7.15%	6.92%	6.53%
5.14%	5.25%	5.54%	Other Securities	5.31%	5.30%	5.47%	6.22%	5.31%	4.95%
5.20%	5.35%	3.40%	Fed Funds Sold, Resell Agr & Money Mkt	10.74%	2.42%	2.74%	1.34%	0.75%	0.37%

5.01%	5.14%	5.32%	Total Investments	5.11%	5.26%	5.36%	5.58%	5.39%	5.12%

			Loans:
7.32%	7.47%	5.88%	Commercial Loans & Leases (1)	6.64%	5.86%	5.63%	5.44%	4.52%	4.54%
7.27%	7.56%	6.22%	Commercial & Agriculture Real Estate	6.70%	6.25%	6.01%	5.90%	4.79%	4.60%
			Consumer:
8.04%	8.17%	5.51%	Home Equity	6.71%	5.49%	5.30%	4.60%	3.59%	3.55%
7.13%	7.61%	7.66%	Other Consumer Loans	7.79%	7.66%	7.60%	7.57%	7.30%	7.24%

7.31%	7.57%	6.35%	Subtotal of Commercial & Consumer Loans	6.92%	6.35%	6.16%	5.99%	5.15%	5.08%
5.54%	5.86%	5.87%	Residential Real Estate Loans (1)	5.92%	5.85%	5.87%	5.84%	5.68%	5.61%

7.12%	7.38%	6.30%	Total Loans (1)	6.81%	6.29%	6.11%	5.97%	5.21%	5.14%

6.39%	6.63%	5.99%	Total Earning Assets	6.25%	5.97%	5.89%	5.85%	5.27%	5.13%

			Interest-bearing Liabilities:
1.92%	2.12%	0.51%	NOW Accounts	0.84%	0.52%	0.45%	0.21%	0.03%	0.04%
1.28%	2.43%	1.46%	Savings Accounts	2.03%	1.50%	1.46%	0.88%	0.40%	0.39%
3.32%	3.11%	1.12%	Money Market Accounts	1.71%	1.14%	1.04%	0.47%	0.11%	0.10%
4.15%	4.64%	3.74%	Other Time	4.26%	3.67%	3.52%	3.50%	3.29%	3.10%

3.12%	3.38%	2.04%	Total Interest-bearing Deposits	2.51%	1.98%	1.94%	1.72%	1.49%	1.43%
4.57%	4.72%	4.25%	Brokered CD’s	4.32%	4.01%	4.26%	4.30%	4.16%	4.19%

3.21%	3.46%	2.13%	Total Interest-bearing Deposits & CD’s	2.59%	2.03%	2.04%	1.83%	1.58%	1.48%

3.98%	3.94%	1.77%	Short-term Borrowings	2.53%	1.81%	1.79%	0.92%	0.24%	0.25%
6.03%	6.64%	5.29%	Long-term Borrowings	5.69%	5.25%	5.13%	5.11%	5.15%	5.11%

5.37%	5.48%	3.77%	Total Borrowed Funds	4.27%	3.70%	3.76%	3.37%	2.98%	2.82%

3.61%	3.80%	2.52%	Total Interest-bearing Liabilities	2.98%	2.46%	2.45%	2.20%	1.93%	1.81%

2.78%	2.83%	3.47%	Net Interest Rate Spread	3.27%	3.51%	3.45%	3.65%	3.34%	3.33%

3.15%	3.28%	3.82%	Net Interest Margin	3.68%	3.85%	3.79%	3.96%	3.63%	3.59%

FTE	— Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$78.8	$67.8	$56.5	Beginning Allowance for Loan Losses	$56.5	$72.2	$62.1	$63.5	$67.1	$71.8

7.0	4.1	51.5	Provision for Loan Losses	21.9	5.7	6.8	17.0	17.3	12.0

—	5.7	—	Acquired from acquisition	—	—	—	—	—	—

(27.9)	(26.9)	(51.2)	Gross Charge-offs	(8.7)	(18.0)	(8.7)	(15.9)	(15.9)	(16.0)
(2.8)	(5.3)	—	Write-downs from Loans Sold	—	—	—	—	—	(0.6)
12.7	11.1	10.4	Gross Recoveries	2.6	2.1	3.2	2.5	3.3	2.9

(18.1)	(21.1)	(40.8)	Net Charge-offs	(6.1)	(15.9)	(5.5)	(13.4)	(12.6)	(13.6)

$67.8	$56.5	$67.1	Ending Allowance for Loan Losses	$72.2	$62.1	$63.5	$67.1	$71.8	$70.1

0.37%	0.44%	0.87%	Net Charge-offs / Average Loans (1)	0.52%	1.35%	0.46%	1.14%	1.07%	1.18%

$4,823.1	$4,814.9	$4,703.1	Average Loans Outstanding (1)	$4,684.9	$4,709.3	$4,700.1	$4,718.3	$4,704.1	$4,609.1

$4,716.6	$4,699.4	$4,777.5	EOP Loans Outstanding (1)	$4,691.0	$4,743.4	$4,693.0	$4,777.5	$4,641.1	$4,546.7

1.44%	1.20%	1.41%	Allowance for Loan Loss / EOP Loans (2)	1.54%	1.31%	1.36%	1.41%	1.55%	1.69%

			Underperforming Assets:
$2.1	$1.5	$2.9	Loans 90 Days & over (still accruing)	$1.5	$1.6	$1.9	$2.9	$2.4	$2.3

			Non-performing Loans:
41.5	40.8	64.0	Nonaccrual Loans	70.2	68.1	68.4	64.0	77.4	77.7
0.1	—	—	Renegotiated Loans	—	—	—	—	—	—

41.6	40.8	64.0	Total Non-performing Loans	70.2	68.1	68.4	64.0	77.4	77.7

3.3	2.9	2.9	Foreclosed properties	2.3	3.3	3.2	2.9	6.9	4.8

$47.0	$45.2	$69.9	Total Underperforming Assets	$74.1	$72.9	$73.6	$69.9	$86.7	$84.8

$153.2	$115.1	$180.1	Classified Loans — “Problem Loans”	$153.7	$149.8	$173.8	$180.1	$199.8	$191.3
—	—	34.5	Other Classified Assets	—	—	—	34.5	96.5	145.3
119.8	103.2	124.9	Criticized Loans — “Special Mention Loans”	103.8	97.5	114.3	124.9	86.6	101.0

$273.0	$218.3	$339.5	Total Classified & Criticized Assets	$257.5	$247.3	$288.2	$339.5	$382.9	$437.6

0.88%	0.87%	1.34%	Non-performing loans / EOP Loans (1)	1.50%	1.43%	1.46%	1.34%	1.67%	1.71%

163%	138%	105%	Allowance to Non-performing Loans	103%	91%	93%	105%	93%	90%

1.00%	0.96%	1.46%	Under-performing Assets / EOP Loans (1)	1.58%	1.54%	1.57%	1.46%	1.87%	1.87%

$8,149.5	$7,846.1	$7,873.9	EOP Total Assets	$7,723.5	$7,601.8	$7,568.3	$7,873.9	$8,356.1	$8,012.2

0.58%	0.58%	0.89%	Under-performing Assets / EOP Assets	0.96%	0.96%	0.97%	0.89%	1.04%	1.06%

EOP — End of period actual balances

(1)	Includes residential loans and leases held for sale.

(2)	Excludes residential loans and leases held for sale.

Old National Bancorp
NON-GAAP MEASURES
Second Quarter 2009
($ In Millions except EPS information)

				2008				2009
2006	2007	2008		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$642.4	$652.9	$730.9	GAAP Shareholders’ Equity	$675.4	$649.0	$635.4	$730.9	$631.8	$634.6

			Deduct:
113.4	159.2	159.2	Goodwill	159.2	159.2	159.2	159.2	167.8	167.9
20.8	31.8	27.6	Intangibles	31.1	29.5	28.6	27.6	37.8	36.1

134.2	191.0	186.8		190.3	188.7	187.8	186.8	205.6	204.0

$508.2	$461.9	$544.0	Tangible Shareholders’ Equity	$485.1	$460.3	$447.6	$544.0	$426.2	$430.6

			Deduct:
—	—	97.4	Preferred Stock, Surplus & Retained Earnings	—	—	—	97.4	—	—

$508.2	$461.9	$446.7	Tangible Common Shareholders’ Equity	$485.1	$460.3	$447.6	$446.7	$426.2	$430.6

			Actual EOP Balances
$8,149.5	$7,846.1	$7,873.9	GAAP Assets	$7,723.5	$7,601.8	$7,568.3	$7,873.9	$8,356.1	$8,012.2

			Add:
0.8	1.7	1.0	Trust Overdrafts	0.1	0.1	0.3	1.0	0.1	0.0

			Deduct:
113.4	159.2	159.2	Goodwill	159.2	159.2	159.2	159.2	167.8	167.9
20.8	31.8	27.6	Intangibles	31.1	29.5	28.6	27.6	37.8	36.1

134.2	191.0	186.8		190.3	188.7	187.8	186.8	205.6	204.0

$8,016.2	$7,656.8	$7,688.0	Tangible Assets	$7,533.2	$7,413.1	$7,380.9	$7,688.0	$8,150.5	$7,808.2

5,695.6	5,483.0	5,555.2	Risk Weighted Assets	5,496.4	5,415.9	5,385.5	5,555.2	5,680.4	5,529.0

			Actual EOP Balances
$79.4	$74.9	$62.5	GAAP Net Income	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6

			Add:
1.8	3.0	3.6	Intangible Amortization (net of tax)	0.8	1.2	0.8	0.8	0.8	1.2

$81.2	$77.9	$66.1	Tangible Net Income	$20.1	$20.7	$17.8	$7.5	$10.3	$10.9

			Tangible Ratios
15.98%	16.87%	12.15%	Return on Tangible Equity	16.58%	17.96%	15.94%	5.49%	9.62%	10.11%
15.98%	16.87%	14.79%	Return on Tangible Common Equity	16.58%	17.96%	15.94%	6.69%	9.62%	10.11%
1.01%	1.02%	0.86%	Return on Tangible Assets	1.07%	1.12%	0.97%	0.39%	0.50%	0.56%
6.34%	6.03%	7.08%	Tangible Equity to Tangible Assets	6.44%	6.21%	6.06%	7.08%	5.23%	5.51%
8.92%	8.42%	9.79%	Tangible Equity to Risk Weighted Assets	8.83%	8.50%	8.31%	9.79%	7.50%	7.79%
6.34%	6.03%	5.81%	Tangible Common Equity to Tangible Assets	6.44%	6.21%	6.06%	5.81%	5.23%	5.51%
8.92%	8.42%	8.04%	Tangible Common Equity to Risk Wgt Assets	8.83%	8.50%	8.31%	8.04%	7.50%	7.79%
7.64	6.98	8.20	Tangible Book Value (1)	7.33	6.95	6.75	8.20	6.42	6.48
7.64	6.98	6.74	Tangible Common Book Value (2)	7.33	6.95	6.75	6.74	6.42	6.48
Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.
Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.

(2)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.